UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                                     of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
--------------------------------------------------------------------------------
                         April 14, 2005 (April 13, 2005)


                          CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Oklahoma                      1-13726              73-1395733
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission File No.)    (IRS Employer
       of incorporation)                                   Identification No.)


  6100 North Western Avenue, Oklahoma City, Oklahoma             73118
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip Code)


                                 (405) 848-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item  8.01 Other Events.


     On April 13, 2005, Chesapeake Energy Corporation issued a press release announcing the pricing of the private offering of $400 million of 5.00% cumulative convertible preferred stock. This press release is attached as
Exhibit 99.1.


Section 9 - Financial Statements and Exhibits

Item 9.01  Final Statements and Exhibits.

         (c)      Exhibits

     Exhibit No.             Document Description
     -----------             --------------------

        99.1 Chesapeake Energy Corporation press release dated April 13, 2005

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            CHESAPEAKE ENERGY CORPORATION


                                       By:  /s/ AUBREY K. MCCLENDON
                                            -----------------------------------
                                                Aubrey K. McClendon
                                                Chairman of the Board and
                                                Chief Executive Officer


Dated:  April 14, 2005

                                  EXHIBIT INDEX


     Exhibit No.             Document Description
     -----------             --------------------

        99.1 Chesapeake Energy Corporation press release dated April 13, 2005